UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23778

ARK Venture Fund

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

200 Central Avenue, Suite 220
St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive
Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: July 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended July 31, 2024, originally filed with the Securities and Exchange Commission on October 8, 2024 (Accession Number 0001213900-24-086293) (the “Original Filing”) and amended on October 11, 2024 (Accession Number 0001213900-24-087074) (the “Amended Filing”). This Amendment is filed solely for the purpose of including the certifications required under Rule 30a-2(a) and Rule 30a-2(b) of the 1940 Act.

Except as set forth above, the Amendment does not amend, update or change any other information or disclosures contained in the Original Filing or the Amended Filing.

Items 1 through 3 and 5 through 19 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Original Filing. Item 4 of this Amendment to the Registrant’s Form N-CSR is incorporated by reference to the Amended Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		ARK Venture Fund

By (Signature and Title)*		/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date	October 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date	October 29, 2024

By (Signature and Title)*		/s/ Robert Kamentsev
Robert Kamentsev
Treasurer and Chief Financial Officer
(principal financial officer)

Date	October 29, 2024

* Print the name and title of each signing officer under his or her signature.